                                                                   EXHIBIT 10.23

                                 ENDOLOGIX, INC.

                       2004 PERFORMANCE COMPENSATION PLAN

      This 2004 PERFORMANCE COMPENSATION PLAN (the "Plan") is hereby established by Endologix, Inc., a Delaware corporation (the "Company"), effective as of January 5, 2004 (the "Effective Date").

                                    ARTICLE 1

                               PURPOSE OF THE PLAN

      1.1 PURPOSE. The Plan is hereby established by the Company for the purpose of providing deferred compensation for certain employees who are highly compensated employees. The deferred compensation that a Participant may receive pursuant to the Plan will be based upon the appreciation, if any, in the value of the Performance Units granted to the Participant that occurs from the value placed on such Performance Units as determined by the Committee (as hereinafter defined) at the time the Performance Units are granted and the date of a Distribution Event (as hereinafter defined in this Plan), which will be based upon the value of the shares of the Company's common stock determined in the manner set forth in Section 2.9 of this Plan.

      1.2 NATURE OF THE PLAN. The Plan is intended to be an unfunded plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"). Accordingly, it is intended that the Plan be exempt from the requirements of Parts II, III and IV of Title I of ERISA pursuant to Sections 201(2), 301(3) and 401(1) of ERISA.

                                    ARTICLE 2

                                   DEFINITIONS

      2.1 ACCOUNT. "Account" means the bookkeeping entry for a Participant that is established under Section 4.2 of the Plan for the purpose of maintaining the amount of Performance Units granted to a Participant by the Company.

      2.2 AWARD NOTICE. "Award Notice" shall mean a written notice from the Company to each Participant, which shall be substantially in the form of Exhibit C to this Plan and is entitled "Notice of Award of Performance Units", and by which each Participant is notified of an award of Performance Units under this Plan to him or her by the Company. Each Award Notice shall specify, among other things, the number of Performance Units awarded, the vesting schedule applicable to such Performance Units, any terms or conditions applicable to the vesting of such Units or payment of Distribution Event Benefits. No award of Performance Units under the Plan shall be effective
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until an Award Notice with respect thereto, that has been completed in accordance with rules or regulations that have been promulgated by the Committee in its sole and absolute discretion and has been executed by the Company, is delivered to the Participant and the Participant acknowledges, in writing or by return to the Company of a duplicate copy of the Award Notice executed by him or her, his or her receipt of a copy of this Plan and his or her acceptance of the terms and conditions applicable to the Performance Units being awarded thereby as set forth in this Plan and in the Award Notice with respect thereto.

      2.3 CHANGE IN CONTROL. "Change in Control" means:

            (A) A merger or consolidation approved by the Company's stockholders in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

            (B) The sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company approved by the Company's stockholders.

      2.4 COMMITTEE. "Committee" means the committee designated to administer the Plan in accordance with Article 7. The initial or first Committee designated to administer the Plan is set forth in Exhibit A hereto.

      2.5 DISABILITY. "Disability" means the inability of a Participant to engage in his usual occupation by reason of a medically determinable physical or mental impairment as determined by the Company on the basis of advice from a physician or physicians.

      2.6 DISTRIBUTION EVENT. "Distribution Event" means, with respect to a Participant, the earliest to occur of any of the following:

            (A) Any Change in Control;

            (B) A Separation from Service of such Participant as a result of the termination of such Participant's employment for any reason other than a termination of Participant's employment by the Company for any of the reasons constituting "Cause" which, for purposes of this Plan, shall mean any termination of a Participant's employment for any of the reasons set forth in Attachment A to such Participant's Award Notice, even if and notwithstanding that such Participant is employed under an employment agreement with the Company which defines "Cause" more narrowly or restrictively than it is defined in Attachment A to his or her Award Notice; or

            (C) The receipt of a "Notice of Exercise" (in substantially the form attached hereto as Exhibit D) by the Company from a Participant at any time after the expiration of eighteen (18) months from the date of the grant of the Performance Units to such Participant (the "Eighteen Month Anniversary"), provided that no other Distribution Event has occurred between the date of grant and such Eighteen Month Anniversary.

      2.7 DISTRIBUTION EVENT BENEFIT. "Distribution Event Benefit" means the amount by which (a) the Fair Market Value of the vested Performance Units held in a Participant's Account on

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the date of the Distribution Event exceeds (b) the Base Value (as hereinafter defined in Section 5.1) ascribed to such vested Performance Units by the Committee at the time of their grant.

      2.8 FAIR MARKET VALUE. "Fair Market Value" when used with reference to a Performance Unit means the fair market value of a share of common stock of the Company, as determined by the Company's Board of Directors, as follows:

            (A) If shares of common stock of the Company are listed or admitted to trading on one or more national securities exchanges, the average of the last reported sales prices of shares of the Company's common stock or, in case no such reported sale takes place on any such day, the average of the last reported bid and asked prices of the shares of common stock of the Company, in either case, on the principal national securities exchange on which such shares are listed or admitted to trading, for the twenty (20) trading days immediately preceding the date upon which the Fair Market Value is determined (the "Determination Date");

            (B) If such shares are not listed or admitted to trading on a national securities exchange, but are quoted by the NASD Automated Quotation System ("Nasdaq"), the average of the last reported sales prices of the common stock regular way or, in case no reported sale takes place on any such day or the last reported sales prices are not then quoted, the average of the closing bid prices of shares of the common stock for the twenty (20) trading days immediately preceding the Determination Date, as furnished by the National Quotation Bureau Incorporated, or such other nationally recognized quotation service as may be selected by the Company if such bureau is not at the time furnishing quotations; and

            (C) If the shares are not listed or admitted to trading on a national securities exchange or quoted by Nasdaq or any other nationally recognized quotation service, the Fair Market Value will be the fair value of shares common stock as determined in good faith by the Company's Board of Directors, in its sole and absolute discretion.

      The Board of Directors may, from time to time, revise the foregoing methods of determining the Fair Market Value, provided, however, that no such revision shall adversely affect the holders of Performance Units that are then outstanding.

      2.9 PARTICIPANT. "Participant" means an individual who is an employee of the Company and has been designated by the Company as an individual eligible to participate in the Plan.

      2.10 PERFORMANCE UNIT. "Performance Unit" means a unit used by the Plan for the purpose of measuring a Participant's Distribution Event Benefit if such Participant is an employee of the Company on the date that any Distribution Event occurs. For purposes of the Plan, a Participant shall be deemed an employee on the date of his or her Separation from Service, except that if any such Separation from Service is due to termination of Participant's employment by the Company for "Cause" as Cause is defined in Attachment A to such Participant's Award Notice, then, for purposes of this Plan, the last day of Participant's employment with the Company shall be deemed to be the day prior to the date of such Separation from Service.

      2.11 SEPARATION FROM SERVICE. "Separation from Service" means the termination of the Participant's employment with the Company for any reason, including his death, retirement, Disability or the termination of the Participant's employment by the Company, for or without Cause, or by the Participant. For purposes of this Plan, in determining whether the Company's termination

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of a Participant's employment was made for "Cause," Cause shall be defined in the manner set forth in Attachment A of the Award Notice and not as it is defined in any employment agreement between the Participant and the Company, and any termination of a Participant's employment by the Company for any of the reasons set forth in Attachment A to his or her Award Notice shall, for purposes of this Plan, constitute a termination of Participant's employment for Cause.

                                    ARTICLE 3

                                  PARTICIPATION

      3.1 ELIGIBILITY. The Committee in its sole discretion may designate those of the management or highly compensated employees, within the meaning of ERISA, of the Company to participate in the Plan. The persons eligible to participate in the Plan as of the Effective Date are those individuals set forth on Exhibit B attached hereto and incorporated herein by this reference.

                                    ARTICLE 4

                           GRANTS OF PERFORMANCE UNITS

      4.1 GRANTING OF PERFORMANCE UNITS. The Committee in its sole discretion shall determine the number of Performance Units to be granted to each Participant and to determine the time or times when Performance Units will be granted. An award of Performance Units to a Participant shall be evidenced by an Award Notice as provided in Section 2.2 hereof.

      4.2 PARTICIPANT ACCOUNTS. The Committee shall establish and maintain in its books and records a separate, unfunded Account for the purpose of recording the value of each Participant's Performance Units under the Plan. The Account shall be a bookkeeping entry and shall not entitle any Participant to any asset or assets of the Company.

      4.3 BENEFITS UNFUNDED. The benefits under this Plan shall not be funded, but shall constitute an unsecured liability payable, when due, by the Company out of its general assets. Each Participant is required to rely solely upon the Company's unsecured promise to pay the benefits. In the event of a bankruptcy or insolvency of the Company, each Participant will be only a general creditor of the Company with respect to his benefits under the Plan.

                                    ARTICLE 5

                         VALUATION OF PERFORMANCE UNITS

      5.1 VALUE UPON GRANT. Within thirty days of the grant of any Performance Unit or Units to any Participant, the Committee shall provide such Participant with a notice setting forth the value that the Committee, in its sole and absolute discretion, has ascribed, as of the date of grant, to each such Performance Unit. Such value per Unit (the "Base Value") may be less than, equal to or greater than, the Fair Market Value of a share of common stock of the Company as of the date of grant, which shall be determined in the manner set forth in Section 2.8 hereof (as the same may be

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amended from time-to-time by the Committee as provided therein). The Committee shall maintain adequate records of its determinations with respect to the Base Value of each Performance Unit granted under this Plan.

      5.2 VALUE UPON PAYMENT OF ACCOUNT. In the event a Distribution Event occurs with respect to a Participant, the Committee shall provide the Participant with a notice setting forth the Fair Market Value of each of his or her vested Performance Units as of the date of the Distribution Event and the amount of the Distribution Event Benefit that will become payable to the Participant.

                                    ARTICLE 6

         VESTING; TERMINATION OF PERFORMANCE UNITS; PAYMENT OF BENEFITS

      6.1 VESTING AND TERMINATION OF PERFORMANCE UNITS. A Participant's Performance Units shall vest in accordance with the vesting schedule set forth in his or her Award Notice. If, as to a Participant, there is a Separation from Service prior to a Distribution Event for any reason whatsoever, and whether for or without Cause, then, all Performance Units that had not become vested on or before the day prior to the date of the Separation from Service shall automatically terminate and no Distribution Event Benefit or other benefit shall be or become payable in respect thereof. If, as to a Participant, there occurs a Separation from Service due to a termination of Participant's employment by the Company for Cause, as "Cause" is defined in Attachment A to such Participant's Award Notice, then, notwithstanding any provision of this Plan to the contrary, such Participant's vested Performance Units, in addition to the Performance Units that are unvested, shall automatically terminate upon such Separation from Service and such Participant shall not be entitled to any Distribution Event Benefit or other benefit under this Plan.

      6.2 DISTRIBUTION OF BENEFITS. Following the occurrence of a Distribution Event applicable to any Participant, and provided that the Participant was an employee of the Company on the date of the occurrence of such Distribution Event, the Participant shall become entitled to receive the Distribution Event Benefit that is payable in respect of his or her vested Performance Units, net of any amounts required to be withheld as provided in Section 6.5 hereof ("Withholdings"), as follows:

            (A) If the Distribution Event is a Change of Control, the Distribution Event Benefit, net of Withholdings, shall be payable by the Company within ninety (90) days after the consummation of such Change of Control;

            (B) If the Distribution Event is Participant's Separation from Service for any reason other than a termination of Participant's employment by the Company for Cause, the Distribution Event Benefit, net of Withholdings, shall be payable by the Company within ninety (90) days after the Participant's Separation from Service; and

            (C) If the Distribution Event is the receipt of a Notice of Exercise by the Company from a Participant at any time after the expiration of eighteen
(18) months from the date of the grant of the Performance Units to such Participant (the Eighteen Month Anniversary), and provided that no other Distribution Event has occurred between the date of grant and such Eighteen

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Month Anniversary, the Distribution Event Benefit, net of Withholdings, shall be payable by the Company within ninety (90) days after the Company's receipt of the Notice of Exercise.

      Notwithstanding the foregoing, payment of any Distribution Event Benefit by the Company may be deferred or delayed for good cause. As used herein "good cause" shall mean any legitimate reason for such delay such as limitations upon available cash to the Company, limitations imposed upon the Company under any loan or credit or other agreement with an unrelated third party, other than a Person that is participating or is a party to a Change of Control of the Company or any other good faith reasonable cause for such delay, as determined in good faith by the Committee. Payment of the Distribution Event Benefit shall be in the form of cash.

      6.3 PAYMENT OF BENEFITS. All payments under the Plan shall be delivered in person or mailed to the last address of a Participant. Each Participant shall be responsible for furnishing the Company with the Participant's correct current address.

      6.4 CLAIMS PROCEDURE. In the event a Participant's claim for benefit is denied (in whole or in part), the denial and the appeal of the decision shall be handled in accordance with the provisions of Department of Labor Regulation 2560.503-1.

      6.5 WITHHOLDING. The Company shall make provision for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of any amounts under this Article. Any amounts so withheld shall be paid to the appropriate taxing authorities.

                                    ARTICLE 7

                               PLAN ADMINISTRATION

      7.1 PLAN ADMINISTRATION.

            (A) Authority to control and manage the operation and administration of the Plan shall be vested in the Committee, which shall be the Named Fiduciary of the Plan (within the meaning of Section 402(a) of ERISA). The Committee shall have all powers necessary to supervise the administration of the Plan and control its operations.

            (B) In addition to any powers and authority conferred on the Committee elsewhere in the Plan or by law, the Committee shall have the following powers and authority:

                  (I) To designate agents to carry out responsibilities relating to the Plan;

                  (II) To administer, interpret, construe and apply this Plan and to answer all questions which may arise or which may be raised under this Plan by a Participant, his beneficiary or any other person whatsoever;

                  (III) To establish rules and procedures from time to time for the conduct of its business and for the administration and effectuation of its responsibilities under the Plan; and

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                  (IV) To perform or cause to be performed such further acts as it may deem to be necessary, appropriate, or convenient for the operation of the Plan.

            (C) Any action taken in good faith by the Committee in the exercise of authority conferred upon it by this Plan shall be conclusive and binding upon a Participant and his beneficiaries. All discretionary powers conferred upon the Committee shall be absolute.

      7.2 COMPOSITION OF COMMITTEE. The Committee shall be composed of the two
(2) individuals holding the titles of the Executive Chairman of the Board and the Chief Executive Officer of the Company. Should the title of Executive Chairman of the Board and Chief Executive Officer ever be held by the same individual, the Board of Directors shall, in its sole and absolute discretion, appoint a second individual to serve on the Committee, or the Board of Directors may designate itself and function as the Committee.

      7.3 MULTIPLE FIDUCIARY CAPACITIES. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

      7.4 INDEMNIFICATION. No employee of the Company, member of the Committee nor member of the Board of Directors for the Company shall be subject to any liability with respect to his duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Committee and the Board of Directors, and any other employee of the Company who performs any duties under or with respect to the Plan who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative, or investigative, by reason of the person's conduct in the performance of any duties under or with respect to the Plan.

      7.5 PLAN ADMINISTRATOR. Notwithstanding anything in this Plan to the contrary, the "Plan Administrator" (within the meaning of Section 3(16)(A) of ERISA) shall be the Company.

                                    ARTICLE 8

                              MISCELLANEOUS MATTERS

      8.1 AMENDMENT AND TERMINATION. The Company reserves the right to amend, modify, or terminate the Plan at any time, but any such amendment, modification or termination shall not adversely affect any Performance Units, or the rights of Participants with respect thereto, which had been awarded prior thereto.

      8.2 ADJUSTMENTS UPON CHANGES IN CAPITAL STRUCTURE. In the event that the outstanding shares of common stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, combination of shares, reclassification, stock dividend or other change in the capital structure of the Company, then appropriate adjustments shall be made by the Administrator to the number of shares and the price per share subject to the unexercised portion of outstanding Award Notices in order to preserve, as nearly as practical, but not to increase, the benefits to Participants under the Plan.

      8.3 BENEFITS NOT ALIENABLE. Benefits under the Plan may not be assigned or alienated, whether voluntarily or involuntarily.

      8.4 NO ENLARGEMENT OF EMPLOYEE RIGHTS. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and a Participant or to be consideration for, or an inducement to, or a condition of, the employment of any Participant. Nothing contained in the Plan shall be deemed to give the right to a Participant to be retained in the employ of the Company or to interfere with the right of the Company to discharge a Participant at any time.

      8.5 ARBITRATION. Any controversy, dispute or claim arising out of or in connection with or relating to this Plan will, after satisfying the requirements of Section 6.5, be submitted by the parties to arbitration by the American Arbitration Association in Orange County, California, in accordance with the commercial rules then in effect for that Association. Each party shall choose one arbitrator within thirty days of receipt of notice of the intent to arbitrate. Within sixty days of receipt of the notice of intent to arbitrate, the two arbitrators shall choose a neutral third arbitrator who shall act as chairman. The award rendered by the arbitrators shall include costs of arbitration, reasonable attorneys' fees and reasonable costs for expert and other witnesses, and judgment upon such award may be entered in any court having jurisdiction thereof.

      8.6 NONTRANSFERABILITY. Performance Units granted under the Plan and all privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated in any manner, by operation of law or otherwise, other than by will or by the laws of descent and distribution, and shall not be subject to execution, attachment or similar process.

      8.7 NO VOTING OR DIVIDEND RIGHTS. No Participant shall be entitled to any rights of a stockholder of the Company, including, but not limited to, voting rights, rights to receive any dividends or to have his Account credited or increased as a result of any dividends or other distribution with respect to the Company's common stock.

                            [Signature Page Follows]

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      IN WITNESS WHEREOF, the undersigned has caused this instrument to be
executed and become effective as of the     day of    , 20  .



                                    ENDOLOGIX, INC.

                                    By:
                                          ------------------------------------
                                          Its:
                                                ------------------------------

                                    EXHIBIT A

                        DESIGNATION OF INITIAL COMMITTEE

      Franklin Brown               Executive Chairman of the Board of Directors

      Paul McCormick               President & Chief Executive Officer

                                    EXHIBIT B

                              INITIAL PARTICIPANTS

                                    EXHIBIT C

                      NOTICE OF AWARD OF PERFORMANCE UNITS

<Insert Date>                                    Performance Unit Award No._____


                                 ENDOLOGIX, INC.

                      NOTICE OF AWARD OF PERFORMANCE UNITS

To:   <Insert Name of Participant>


      Endologix, Inc. (the "Company") hereby awards to _____________________ (the "Participant"), as of _________________________________ (the "Grant Date"),
___________________ Performance Units pursuant and subject to the terms and conditions of Endologix, Inc. 2004 Performance Compensation Plan (the "Plan"), a copy of which is attached. Terms in this Notice of Award that have initial capital letters and that are not defined herein, unless the context indicates otherwise, shall have the meanings set forth in the Plan.

      As of __________________________ , the value of each Performance Unit granted to _________, as hereinabove provided, has been determined to be $ _______________ , which constitutes the Base Value of each such Performance Unit (as defined in Section 5.1 of the Plan). For purposes of this award, the Base Value has been determined by multiplying the fair market value of one share of the Company's common stock on the Grant Date by fifty percent (50%).

      Your Performance Units shall vest as follows: One third (1/3) of the Performance Units shall become Vested Performance Units on the first anniversary of the Grant Date, and thereafter, the balance of the Performance Units shall become Vested Performance Units in a series of eight (8) successive equal quarterly installments for each full three-month period of your employment by the Company, such that 100% of the Performance Units shall become Vested Performance Units on the third (3rd) anniversary of the Grant Date.

      Notwithstanding the foregoing, in the event of a Change in Control of the Company (as defined in Section 2.3 of the Plan), your unvested Performance Units shall accelerate automatically and vest in full effective as of immediately prior to the consummation of the Change in Control.

      You will be eligible to receive payment with respect to your vested Performance Units upon the occurrence of a Distribution Event, as defined in
Section 2.6 of the Plan.

      Unvested Performance Units will terminate automatically on a Separation from Service for any reason whatsoever. "Separation from Service" is defined in
Section 2.11 of the Plan. Vested Performance Units also shall terminate automatically if your employment is terminated by the Company due to one of the events constituting "Cause" as such term is defined in Attachment A to this Notice of Award, even if you are employed under an employment agreement with the Company and such termination does not constitute a termination for "Cause" as defined in such employment agreement.

      You may exercise your right to receive payment with respect to any or all vested Performance Units after the eighteen (18) month anniversary of the Grant Date by delivering a "Notice of Exercise" (in substantially the form as Exhibit D attached hereto) to the Company at its principal executive offices. However, in no event shall you be entitled to receive payment with respect to any Performance Units which have not vested in accordance with this Award Notice.

      The award of Performance Units described in this Notice and the right to receive payment of any Distribution Event Benefit in respect of such Performance Units under the Plan is subject to all of the terms and conditions of the Plan and those set forth in this Notice of Award.

        The grant of Performance Units described herein will not be effective unless you acknowledge your receipt of this Notice and of a copy of the Plan and your acceptance of the terms and conditions of the Plan and those set forth in this Notice that are applicable to the Performance Units being awarded to you, as evidenced hereby, by signing and then returning to the Company, to the attention of the Chief Executive Officer, a duplicate copy of this Notice of Award.

                                    ENDOLOGIX, INC.

Date:            , 200              By:
      -------- --     -                 ----------------------------------------
                                        Paul McCormick , Chief Executive Officer




      The undersigned acknowledges that he or she has received and read a copy of the Plan and the terms and conditions set forth in this Notice of Award and accepts the award of Performance Units set forth herein and agrees to the terms and conditions of the Plan and those set forth in this Notice of Award and in the Attachment hereto.

Date:            , 200
      -------- --     -                 ----------------------------------------

                                        Name of Participant:
                                                            --------------------
                                                                Please Print

                            ATTACHMENT A TO EXHIBIT C

CAUSE. "Cause" means, with respect to a Participant's employment with the Company, the termination by the Company of Participant's employment for any of the following reasons:

            (A) The continued, unreasonable refusal or omission by the Participant to perform any material duties required of him by the Company if such duties are consistent with duties customary for the position held with the Company;

            (B) Any material act or omission by the Participant involving malfeasance or gross negligence in the performance of Participant's duties to, or material deviation from any of the policies or directives of, the Company;

            (C) Conduct on the part of Participant which constitutes the breach of any statutory or common law duty of loyalty to the Company; or

            (D) Any illegal act by Participant which materially and adversely affects the business of the Company or any felony committed by Participant, as evidenced by conviction thereof.

                                    EXHIBIT D

                     NOTICE OF EXERCISE OF PERFORMANCE UNITS

                 Name of Participant:
                                      -------------------------

Endologix, Inc.
13900 Alton Parkway, Suite 122
Irvine, California 92618

Gentlemen:

      I hereby exercise my right to receive payment for my vested Performance
Units pursuant to the Notice of Award of Performance Units dated              ,
200 , ("Notice of Award") awarded to me under the Endologix, Inc (the "Company") 2004 Performance Compensation Plan. The number of Performance Units
that I wish to exercise at this time is          .

      In connection with the exercise of my Performance Units, I understand that following the receipt of this Notice of Exercise by the Company, the number of Performance Units indicated above will no longer be available for exercise under the Notice of Award. I also understand that pursuant to section 6.5 of the Plan, the Company shall withhold any federal, state or local taxes that are required to be withheld in connection with payment by the Company with respect to the Performance Units. Finally, I acknowledge that the Company has ninety (90) days from its receipt of this Notice of Exercise to deliver payment with respect to the number of Performance Units indicated above, and that payment may be delayed for "good cause" pursuant to Section 6.2 of the Plan.

Dated:
       ---------------------             ------------------------------------
                                              (Signature of Participant)



                                         ------------------------------------
                                             (Print Name of Participant)



                                       D-1